Future operations	12 Months Ended
Jul. 31, 2011
Notes to Financial Statements
Future operations

Note 2 – Future operations:

On July 23, 2009, the Company completed the purchase of eight-five percent of the outstanding shares of E.P.E, a company operating in the photovoltaic marketplace in Greece.   At the date of the acquisition, E.P.E. has been in business for a period of approximately three (3) years, with revenue-generating operations from its first photovoltaic park having commenced effective September 2008, so that at the date of acquisition, E.P.E. had not yet completed a full twelve month cycle of revenue. The Company and 85% owned subsidiary E.P.E. were expected to continue to operate at a loss until such time as we are able to construct and operate a sufficient number of solar parks to allow for the generation of income adequate to cover all associated operating expenses and overhead.  During the fiscal year ended July 31, 2010, the Company did not raise any funds to construct up to 9 additional parks on existing lands and under the terms of both existing and pending licenses with anticipated total output upon project completion of up to 1.1 MW.   We do not presently have sufficient capital to implement our business plan.  As a result, at July 31, 2010 the Company and the shareholders of the minority interest in E.P.E. agreed to rescind the acquisition completed on July 23, 2009.   As of July 31, 2010, the Company’s financial statements reflect the discontinuation and disposal of E.P.E.

On October 1, 2010 the Company entered into a Memorandum of Understanding (the “MOU”) with Mr. Konstantntinos Papadias (“Papadias”), a resident of Tyros, Greece, whereunder Papadias agreed to make available a total of 150,000 square meters of land in the Municipality of Tyros, Greece for the implementation of a Photovoltaic Park. The MOU further provides that:

(1)	The Company, at its sole expense, conduct research on the feasibility of the Photovoltaic Park (the “Study”) to determine the viability of the project and potential for annual electric output to be reviewed by Papadias no later than 12 months from the date of the MOU ;

(2)	Papadias allow unobstructed access to the land area for purposes of such feasibility study and provide ownership documentation, land titles and other such documentation as to confirm the land available for development free of any burden or barrier to development;

(3)	Following the completion of the Study, should the viability of the proposed Photovoltaic Park be confirmed, the parties agree to enter into a Cooperation Contract whereby the land will be subject to a long-term lease, the parties agree to cooperate to obtain any and all necessary licenses, and any and all such other terms to be negotiated at that time.

In consideration of the above noted terms, the Company agrees to pay to Papadias the sum of 100 Euros upon execution of the MOU; a further 100,000 Euros over a period of ten (10) years commencing twelve months from the original signing of the agreement; and, a royalty of 5% of any net revenues derived from any operations on the leased lands.  Subsequent to the fiscal year ended July 31, 2011, the Company and Papadias entered amended the MOU to allow for a term of twenty-four (24) months to complete the Study, for payments to commence.

To date, we have been funding our Company by way of related party loans.  We intend to complete a stock offering and/or locate suitable financing through loans or other facilities to allow us to continue as a going concern during this period while the plans are implemented.

At July 31, 2011, the Company had suffered losses from development stage activities to date approximating $4,525,000, and had negative stockholders’ equity of approximately $1,378,000, all of which raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.